SUPPLEMENT

DATED FEBRUARY 12, 2014 TO

HARTFORD GLOBAL RESEARCH HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2013 AND SUMMARY PROSPECTUS DATED MAY 1, 2013, AS

LAST SUPPLEMENTED JUNE 14, 2013

REORGANIZATION OF HARTFORD GLOBAL RESEARCH HLS FUND

WITH AND INTO HARTFORD GLOBAL GROWTH HLS FUND

At a meeting held on February 5, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of Hartford Global Research HLS Fund (the “Global Research HLS Fund”), a series of the Company, into Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Global Research HLS Fund and Global Growth HLS Fund have similar objectives, strategies and risks.  The total annual fund operating expenses, for the fiscal year ended December 31, 2013, for Global Growth HLS Fund are lower than those of the Global Research HLS Fund.  We will be providing more information about the benefits of this Reorganization in a separate information statement that is expected to be mailed to shareholders in May. The expected Reorganization date is on or about June 23, 2014 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Global Research HLS Fund to the Global Growth HLS Fund in exchange for shares of the Global Growth HLS Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Global Research HLS Fund on the valuation date for the Reorganization; (2) the assumption by the Global Growth HLS Fund of all of the liabilities of the Global Research HLS Fund; and (3) the distribution of shares of the Global Growth HLS Fund to the shareholders of the Global Research HLS Fund in complete liquidation of the Global Research HLS Fund. Each shareholder of the Global Research HLS Fund will receive shares of the Global Growth HLS Fund of the same class, and in equal value to, the shares of the Global Research HLS Fund held by that shareholder as of the Closing Date.

We currently expect that the Fund will remain open to new and existing shareholders until on or about June 19, 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

February 2014